UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

Lyell Immunopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40502	83-1300510
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Haskins Way South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650-695-0677

(Former Name or Former Address, if Changed Since Last Report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LYEL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the closing of the Merger as described in Item 2.01, on October 31, 2024 (the “Closing Date”), Lyell Immunopharma, Inc., a Delaware corporation (the “Company”), entered into a Registration Rights Agreement with certain stockholders of ImmPACT Bio USA Inc., a Delaware corporation (“ImmPACT”) and WT Representative LLC, a Delaware limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of ImmPACT securityholders (the “Representative”) (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company agreed to provide ImmPACT stockholders certain registration rights in connection with the shares of the Company’s common stock, par value $0.0001 (“Company Common Stock”), issuable under the Merger Agreement (as defined below), including to file shelf registration statements permitting the resale of the Company Common Stock issuable under the Merger Agreement (as defined below).

The foregoing description of the Registration Rights Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Company completed its previously announced acquisition of ImmPACT, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 24, 2024, by and among the Company, ImmPACT, Inspire Merger Sub Inc., a Delaware corporation and an indirect, wholly owned subsidiary of the Company (“Merger Sub”), and the Representative.

Pursuant to the terms of the Merger Agreement, on the Closing Date, the Company acquired all of the outstanding equity interests of ImmPACT in exchange for an upfront payment of $30.0 million in cash (as adjusted by approximately $12.0 million for ImmPACT’s existing cash balance) and 37.5 million shares of Company Common Stock. The acquisition was effected via a merger whereby Merger Sub merged with and into ImmPACT (the “Merger”), with ImmPACT surviving the merger as an indirect, wholly-owned subsidiary of the Company. Contingent consideration payable following the Closing Date includes (a) additional equity consideration of 12,500,000 shares of Company Common Stock that may be earned upon the achievement of the earlier to occur of (i) the demonstration of certain clinical milestones or (ii) the receipt of certain regulatory approvals, and (b) a low single-digit royalty on future net sales of the dual-targeting CD19/20 CAR T-cell product in the United States.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not intended to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, in connection with the consummation of the Merger, Sumant Ramachandra, M.D., Ph.D., who was the Chief Executive Officer and a director of ImmPACT prior to the consummation of the Merger, was appointed as a Class III director to the Board of Directors of the Company. The Board of Directors of the Company has determined that Dr. Ramachandra qualifies as an independent director within the meaning of the rules of the Nasdaq Stock Market.

In connection with Dr. Ramachandra’s appointment to the Board of Directors of the Company, and pursuant to the Company’s non-employee director compensation policy, previously filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 7, 2023 (the “Non-Employee Director Compensation Policy”), Dr. Ramachandra will receive an annual cash retainer for his service on the Board of Directors of the Company and any committee of the Board of Directors of the Company he is later appointed to, an initial equity grant and annual equity grants, each in the amounts set forth in the Non-Employee Director Compensation Policy.

The Company has also entered into its standard indemnification agreement with Dr. Ramachandra in the form previously filed as Exhibit 10.9 to the Company’s Registration Statement on Form S-1 (No. 333-256470), as amended, filed with the SEC on May 25, 2021.

Item 7.01.	Regulation FD Disclosure.

On October 31, 2024, the Company issued a press release announcing the completion of the Merger and appointment of Dr. Ramachandra to the Company’s Board of Directors. Pursuant to Regulation FD, a copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporate by reference in any filing under the Securities Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements expressed or implied in this Current Report on Form 8-K include, but are not limited to, statements regarding: the anticipated benefits of the transaction; the Company’s anticipated progress, business plans, business strategy and clinical trials; the Company’s advancement of its pipeline and its research, development and clinical capabilities; the Company’s reprioritization of its pipeline; and other statements that are not historical fact. These statements are based on the Company’s current plans, objectives, estimates, expectations and intentions, are not guarantees of future performance and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, but are not limited to, risks and uncertainties related to: the inability to recognize the anticipated benefits of the transaction; business disruption during the pendency of or following the transaction; the effects of macroeconomic conditions, including any geopolitical instability and actual or perceived changes in interest rates and economic inflation; the Company’s or ImmPACT’s ability to submit planned INDs or initiate or progress clinical trials on the anticipated timelines, if at all; the sufficiency of the Company’s capital resources and need for additional capital to achieve its goals; and other risks, including those described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2024, and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on August 7, 2024. Forward-looking statements contained in this Current Report on Form 8-K are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

This Current Report on Form 8-K is not an offer to sell any securities of the Company and is not a solicitation of an offer to buy any securities of the Company.

Item 9.01.	Financial Statements and Exhibits.

(a) The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1*	Agreement and Plan of Merger, dated as of October 24, 2024, by and among ImmPACT Bio USA Inc., Lyell Immunopharma, Inc., Inspire Merger Sub Inc. and WT Representative LLC, solely in its capacity as the Representative (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 24, 2024)

10.1	Registration Rights Agreement, dated as of October 31, 2024, by and among Lyell Immunopharma, Inc., each of the Sellers Party thereto and WT Representative LLC, solely in its capacity as the Representative of the Sellers

99.1	Press Release, dated October 31, 2024

*	Portions of this exhibit have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lyell Immunopharma, Inc.

Date: October 31, 2024	By:	/s/ Matthew Lang
Matthew Lang
Chief Business Officer